                                                                    EXHIBIT 10.5

                                  MULTI-TENANT

                              NET LEASE AGREEMENT

     1.   Parties. This Lease is made this 29TH day of AUGUST, 1997, by and
          -------
between DELL ENTERPRISES, a California Limited partnership, as "Landlord", and
        ----------------
DIGITAL VIDEO SYSTEMS, INC., a California Corporation, as "Tenant".
--------------------------

     2.   Premises. Landlord hereby Leases to Tenant and Tenant hereby Leases
          --------
from Landlord upon the terms and conditions herein set forth the real property, with improvements (including any improvements as defined in Paragraph 6), described as follows: APPROXIMATELY 23,516 SQUARE FEET OF SPACE AT 160 KNOWLES
                      --------------------------------------------------------
DRIVE, LOS GATOS, CALIFORNIA, BEING PART OF A LARGER BUILDING OF 48,384 SQUARE
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FEET, AND PART OF A TOTAL BUILDING SQUARE FOOTAGE OF 156,044 SQUARE FEET FOR THE
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PARCEL. Such real property, with improvements, shall hereinafter be referred to
------
as the "Premises".

     3.   Term. The term of this Lease shall commence on the 1ST, day of
          ----
OCTOBER, 1997, and shall expire on the 30TH, day of SEPTEMBER, 2000, unless sooner terminated pursuant to the provisions of this Lease.

     4.   Rent. Tenant shall pay to Landlord as rent for the Premises, without
          ----
deduction or offset, prior notice or demand, in advance, on the first day of each calendar month of the term hereof, the following:

SEE ADDENDUM
------------

     5.   Security Deposit. Upon execution of this Lease, Tenant shall deliver
          ----------------
to Landlord in cash a sum equal to THIRTY NINE THOUSAND NINE HUNDRED SEVENTY
                                   -----------------------------------------
SEVEN AND 20/100 Dollars ($39,977.20), as security for Tenant's faithful
----------------         ------------
performance of Tenant's obligations under the Lease (the "Deposit"). If Tenant fails to pay rent or other charges due under the Lease, or otherwise defaults with respect to any provision of the Lease, Landlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any expenditures, loss or damage which Landlord may suffer thereby, including but not limited to costs incurred by Landlord to repair damage to the Premises, or to clean the same upon expiration or sooner termination of the Lease. If Landlord so uses or applies all or any portion of the Deposit, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of the Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations under the Lease, the Deposit or so much thereof so has not theretofor been applied by Landlord, shall be returned, without payment of interest or other increments for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest under the Lease) within thirty (30) days after the later of the expiration of the term of the Lease, or the date on which Tenant shall vacate the Premises.

     6.   Interior Improvements. PER ATTACHED EXHIBIT "AA" AND ADDENDUM.
          ---------------------  --------------------------------------

     7.   Use of Premises. Tenant shall use the Premises only in conformance
          ---------------
with applicable governmental laws, regulations, rules and ordinances for the purpose of GENERAL OFFICE, RESEARCH & DEVELOPMENT, MARKETING, SALES, LIGHT
           ---------------------------------------------------------------
ASSEMBLY, STORAGE, AND OTHER RELATED LEGAL USES, and for no other purpose
-----------------------------------------------
without Landlord's prior written consent.

Tenant shall indemnify, defend, and hold Landlord harmless against any loss, expense, damage, attorney's fees or liability arising out of failure of Tenant to comply with the preceding sentence. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in or around the Premises, or allow any sale by auction upon the Premises or allow the Premises to be used for any unlawful purposes, or place any loads upon the floor, walls or ceiling of the Premises which endangers the structure, or place any harmful liquids in the drainage system of the Premises. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Common Area (as hereinafter defined) except in trash containers placed inside exterior enclosures designated for that purpose by Landlord or inside of the Premises. No material, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Common Area.

8.   Taxes and Assessments.
     ----- --- ----------

          (a)  Tenant's Property. Tenant shall pay before delinquency any and
               -------- --------
all taxes, assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of written statement from Landlord setting forth the Taxes applicable to Tenant's property.

          (b)  Monthly Payments.  All property taxes (as hereinafter defined)
               ------- --------
levied or assessed against the parcel of land outlined on Exhibit "D" attached
                                                          -------  -
hereto and incorporated herein by this reference (the "Parcel"), and the buildings and improvements thereon, which become due or accrued during the term of this Lease, shall be a Common Area Charge. Landlord shall estimate the amount of property taxes which will be levied against the Parcel for each year of the Lease term, and Tenant shall pay each month one-twelfth (1/12th) of its share thereof in accordance with Paragraph 13 hereof. Landlord's estimate of the amount of property taxes for each year after the first (1st) year of the Lease term shall be based on the amount of property taxes levied against the Parcel for the immediately preceding year. At the end of each year of the Lease term, Landlord shall determine the amount of Tenant's share of the property taxes actually levied against the Parcel during such year, and shall reimburse Tenant for any amounts paid by Tenant in excess of the amount actually owed by Tenant to Landlord, or in the event the amounts paid by Tenant during said year are less than the amount actually owed, Tenant shall pay to Landlord, upon written demand therefor, the difference between the amount actually owed and the amount paid.

     Tenant's liability hereunder shall be prorated to reflect the commencement and termination dates of this Lease. In the event the Building and any improvements installed or construed therein by Tenant or Landlord are valued by the assessor disproportionately higher than other buildings located on the Parcel, Tenant's share of the property taxes shall be readjusted upwards accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuation assigned in the assessor's work sheet or such other information as may reasonably be available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     For the purposes of this Lease, the term "property taxes" means and includes all taxes, assessments, taxes based on vehicles utilizing parking areas, taxes based on rental income (other than federal and state income taxes), Environmental Protection Agency charges, and any other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, applicable to the Parcel, including, but not limited to, assessments for public improvements or benefits which heretofore or shall during the term of this Lease, or any extension thereof, be assessed, levied, imposed upon or become due and payable and a lien upon the Parcel, or any part thereof, but excluding franchise, estate, inheritance, succession, capital levy, transfer or excess profits tax imposed upon Landlord.

9.   Insurance.
     ---------

          (a) Tenant agrees to indemnify and defend Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorney's fees), on account of, or arising out of, the condition, use or occupancy of the Premises (excluding such loss or liability caused by Landlord's active negligence or wilful misconduct). This Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause (except Landlord's active negligence or wilful misconduct), in any way connected with the condition, use or occupancy of the Premises, specifically including without limitation any liability for injury to the person or property of Tenant, its agents, offices, employees, licensees and invitees.

     (b) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant (and such other persons, firms, or corporations as are designated by Landlord) against any liability arising out of the condition, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount of not less than $1,000,000 combined single limit for bodily injury, death or property damage as a result of any one occurrence. The insurance shall be with companies approved by Landlord, which approval Landlord agrees not to unreasonably withhold. Tenant shall deliver to Landlord, prior to possession, a certificate on insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (i) names Landlord as an additional insured, and (ii) insures performance of the indemnity set forth in Paragraph 9(a) above.

     (c) Tenant shall, at Tenant's sole expense, obtain and keep in force during the term of this Lease, a policy or policies of fire insurance including a standard "all risk" endorsement together with a sprinkler leakage endorsement (if the Premises shall be sprinklered), insuring the merchandise, fixtures, equipment and leasehold improvements of Tenant within the Premises for the full replacement value thereof.

The proceeds from any of such policies shall be used for the repair or replacement of such items so insured and Landlord shall have no interest in such insurance.

     (d) Tenant shall obtain and carry during the term of this Lease a policy or policies of worker's compensation insurance and any other employee benefit insurance respecting the Premises necessary to comply with California law.

     (e) The insurance required to be obtained by Tenant pursuant to this Paragraph 9 shall be primary insurance and shall provide that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord. All insurance required by this Paragraph shall be in a form satisfactory to Landlord, shall be carried with companies acceptable to Landlord, and shall specifically provide that such policies shall not be subject to cancellation or change except after at least thirty (30) days prior written notice to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon, shall be deposited with Landlord (i) prior to the Commencement Date and (ii) upon renewal of such policies, which shall be effected not less than thirty (30) days prior to the expiration date of the term of such coverage.

     (f) Landlord shall retain the right at any time to review the coverage, form and amount of the insurance required by the Lease. If in the reasonable opinion of Landlord, the insurance provisions in the Lease do not provide adequate protection for Landlord and for members of the public using the Premises, Landlord may require Tenant to obtain insurance sufficient in coverage, form and amount to provide adequate protection.

     (g) In the event Tenant shall fail from time to time to pay any premiums required to be paid by Tenant for insurance pursuant to the Paragraph 9, Landlord shall be entitled to pay the same on behalf of Tenant and Tenant shall immediately reimburse to Landlord said amounts plus interest thereon at ten percent (10%) per annum, as additional rent, upon written demand therefor.

     (h) Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance and flood insurance if available, plus a policy of rental income insurance in the amount of 100% of 12 months rent (including sums paid as additional rent). The cost of such insurance for the Parcel, including all buildings and improvements from time to time located thereon, shall be a Common Area Charge and Tenant shall pay to Landlord its share of said cost as provided in Paragraph 13 below. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord covering the premises.

     (i) Each party shall cause each insurance policy obtained by them pursuant to their obligations under the Lease to provide that the insurance company issuing said policy waives all right of recovery by way of subrogation against the other party in connection with any damage covered by any such policy provided that, such a clause does not prejudice said party's right to recover under said policy.

     10.  Utilities. Tenant shall pay for all water, gas, light, heat, power,
          ---------
electricity, telephone, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises. In the event that any of the utility services are not separately metered to the Premises, Tenant shall pay, as additional rent, a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises. In addition, the cost of any utility services supplied to the Common Area of the Building or the Common Area of the Parcel shall be a Common Area Charge and Tenant shall pay its share of such cost to Landlord as provided in Paragraph 13 below.

     In the event Tenant shall fail from time to time to pay any charges required to be paid by Tenant for utilities pursuant to this Paragraph 10, Landlord shall be entitled to pay the same on behalf of Tenant and Tenant shall immediately reimburse to Landlord said amounts plus interest at ten percent
(10)% per annum, as additional rent, upon written demand therefor.

     11.  Repairs and Maintenance.
          -----------------------
          (a) Subject to the provisions of Paragraph 11 (b), Landlord shall at its sole expense keep and maintain the roof, roof membrane, structural elements and exterior walls of the building in good order and repair. In addition Landlord shall keep and maintain the heating and air conditioning systems of the Building. The cost of the repairs and maintenance of the heating and air conditioning systems shall be a Building Common Area Charge and Tenant shall reimburse Landlord for its prorata share of such costs pursuant to Paragraph 13 below.

below. Replacement of any heating and air conditioning systems, classified as capital expenditures by generally accepted accounting principles (IRS Codes), the cost thereof shall be amortized over the life of the equipment. Tenant shall pay its prorate share over the remaining term of the Lease.

          (b) Except as expressly provided in Paragraph 11 (a), Tenant shall, at its sole cost, keep and maintain in good order, condition and repair the entire Premises and every part thereof, including without limitation, the windows, window frames, plate glass, glazing, truck doors, and all door hardware, the interior walls and partitions, and the electrical, plumbing and lighting systems.

          (c) Should Tenant fail to make repairs required of Tenant hereunder forthwith upon notice from Landlord, Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same, and in the event, Tenant shall reimburse Landlord as additional rent for the cost of such maintenance or repairs within ten (10) days of written demand by Landlord.

          (d) Tenant hereby expressly waives the provisions of subsection 1 of
Section 1932 and sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in section 1942 of said Civil Code.

     12.  Common Area. Subject to the terms and conditions of this Lease and
          ------ ----
such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other tenants of other buildings located on the Parcel, and their respective employees, invitees and customers, and other entitled to the use thereof, have the nonexclusive right, until termination of this Lease, to use the access roads, parking areas, grounds and facilities provided and designated by Landlord for the general use and convenience of all tenants of buildings located on the Parcel. Said areas and facilities are referred to herein as the "Common Area", and are initially defined as that area outlined on Exhibit "E", attached hereto
                                                   ------- ---
and incorporated herein by this reference. The term "Common Area" shall include the Common Area of the Building, which shall mean those areas within the Building that are common shafts and elevators, common mechanical and electrical rooms, common restroom facilities, common corridors, and the like. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the tenants of the buildings located on the Parcel. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenants shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant.

     Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit to be parked any inoperative vehicles or equipment on any portion of the Common Area.

Landlord shall operate, manage and maintain the Common Area. The manner in which the

Common Area shall be maintained and the expenditures for such maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management, including Landscaping, and repair of paving and sidewalks, shall be a Common Area Charge and Tenant shall reimburse to Landlord its share of such costs as provided in Paragraph 13 below.

     13.  Common Area Charges.  Tenant shall pay to Landlord, as additional
          -------------------
rent, upon demand but not more often than once each calendar month, (i) an amount equal to 15.07% of the Common Area Charges for the Parcel, and (ii) an
                ------
amount equal to 48.6% of Common Area Charges for the Building, as defined in
                -----
this Lease.

     14.  Alterations.
          -----------

          (a) Tenant shall not make, or suffer to be made, any alternations, improvements or additions in, on, about or to the Premises or any part thereof greater than the cost of ONE THOUSAND Dollars ($1,000.00), without the prior
                         --- --------         -----------
written consent of Landlord, which consent shall not be unreasonable withheld, and without a valid building permit issued by the appropriate governmental authority.

          (b) As a condition to giving its consent to any proposed alterations, improvements or additions, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless Landlord requires in writing that Tenant remove any such alterations, improvements or additions, any alterations, additions or improvements to the Premises shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduits, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant, regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Premises, shall be and become the property of the Landlord upon installation, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

          (c) Thirty (30) days prior to making any alterations, improvements or additions in, on, about or to the Premises or any part thereof, which shall cost in excess of TWO THOUSAND Dollars ($2,000.00), Tenant shall deliver to Landlord
             --- --------         -----------
written notice in order to permit Landlord sufficient time to erect appropriate notice of nonresponsibility for the same.

          (d) If during the term thereof, any alteration, addition or change of any sort applicable to all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency, Tenant, at its sole cost and expense, shall promptly make the same. Subject to the foregoing, if during the term hereof, any alteration, addition or change to the Common Area is required by law, regulation, ordinance, or order of any public agency, the cost of such alteration, addition, or change shall be a Common Area Charge and Tenant shall pay its share of said costs to Landlord as provided in paragraph 13 above, however, any cost exceeding Twenty Five Thousand Dollars ($25,000.00) shall be amortized over the useful life of the improvement, and Tenant shall pay its prorata share thereof. Landlord represents that to the best of his knowledge, Landlord is in compliance with all applicable codes and regulations.

     15.  No Warranties. Tenant acknowledges that neither the Landlord nor
          -- ----------
Landlord's
agents has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease.

     16.  Parking. Tenant shall have the non-exclusive use of SEVENTY THREE (73)
          -------                                             ------------------
parking spaces in the Common Area as designated on Exhibit "A" attached hereto
                                                   ------- ---
and incorporated herein by this reference.

     17.  Default.
          -------

          (a) A breach of this Lease shall exist if any of the following events (hereinafter referred to as an "Event of Default") shall occur:

               i. Tenant's failure to pay any installment of rent or other payment required to be made by Tenant hereunder; within three (3) days written notice is given to Tenant;

              ii. Tenant's failure to perform any other term, convenant or condition contained in this Lease and such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant, provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure and diligently prosecutes such cure to completion.

             iii. Tenant's abandonment of the Premises;

              iv. Tenant's assignment of its assets for the benefit of its creditors;

               v. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business on the Premises, and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

              vi. An entry of any decree or order by a court having jurisdiction
(A) adjudging Tenant to be bankrupt or insolvent, (B) approving as properly filed a case or arrangement under the bankruptcy laws or any other applicable debtors' relief law or statute of the United States or any State thereof, (C) appointing a receiver, trustee or assignee of Tenant in bankruptcy or insolvency or for its property, or (D) directing the winding up or liquidation of Tenant; and such decree or order shall have continued for a period of thirty (30) days; or Tenant shall have voluntarily submitted to or filed a case or petition seeking any such decree or order.

          (b) Upon any Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

              i. Landlord may reenter the Premises and, without terminating this Lease, at any time relet the Premises or any part or parts of them, for the account and in the name of Tenant or otherwise. Landlord may, at Landlord's election, eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through this Lease, and remove for storage Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall nevertheless pay the Landlord on the due date specified in this Lease all sums required of Tenant under this Lease, plus Landlord's reasonable expenses, less the proceeds of any sublease or reletting. The reasonable expense allowed Landlord shall include, without limitation, those incurred to: retake possession of the Premises, (including attorneys' fees), remove Tenant's property to storage, store Tenant's property, place the Premises in good condition and alter them for reletting, secure new tenants (including real estate broker's commissions), and fulfill all of Tenants covenants and conditions to the end of the term. No act by or on behalf of Landlord under this provision shall constitute a termination of this Lease unless Landlord expressly terminates this Lease by delivering written notice thereof to tenant.


          ii. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the rate of ten percent (10%) per annum from the due date of each installment of rent or other sum until paid.

          iii. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice, all of Tenant's rights in the Premises and the Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 38, and Landlord may re-enter and take possession of the Premises and all the remaining improvements of property and eject Tenant and any one or more of Tenant's subtenants, assignees, or other person or persons claiming any right under or through Tenant. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claims for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

               (A)  maintenance and preservation of the Premises;

               (B)  efforts to relet the Premises;

               (C) appointment of a receiver in order to protect Landlord's interest hereunder;

               (D) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

               (E) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease of Tenant;

          iv.  In the event this Lease is terminated pursuant to Paragraph 17
(b) (iii) above, Landlord shall be entitled to damages in the following sums:

               (A) the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

               (B) the worth at the time of award of the amount by which the unpaid rent which would have earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                   (C) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                   (D) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of Leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to Tenant, or otherwise); (iii) real estate broker's fees, advertising costs and other expenses of reletting the Premises; (iv) cost of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions; (v) expenses in retaking possession of the Premises; (vi) attorney's fees and court costs; (vii) any unamortized real estate brokerage commission paid in connection with this Lease.

                   (E) The "worth at the time of award" of the amounts referred to in subparagraph (A) and (B) of this paragraph is computed by allowing interest at the rate of ten percent (10%) per annum. The "worth at the time of award" of the amount referred to in subparagraph (C) of this paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

     18.  Destruction.  In the event the Premises are damaged or destroyed from
          -----------
any peril that is covered by Landlord's insurance policy of the Premises (an "insured" peril) and the cost to repair such damage or destruction exceeds fifty percent, (50%) of the then replacement cost of the Premises, then Landlord may, at its option:

          (a) Rebuild or restore the Premises to their condition prior to the damage or destruction; or

          (b)  Terminate this Lease.

     If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. In the event the Premises are damaged or destroyed from any insured peril to the extent of fifty (50%) percent or less of the then replacement cost of the Premises, Landlord shall, at Landlords expense, promptly rebuild or restore the Premises to their condition existing prior to the damage or destruction, and Tenant shall pay to Landlord upon commencement of reconstruction an amount not to exceed FIVE THOUSAND Dollars ($5,000.00), of
                                       ---- --------         -----------
any deductible from the insurance policy. If Landlord does not complete the rebuilding or restoring within ninety (90) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, Labor disputes, strikes, fires, freight embargos, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors, or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Landlord's obligation to rebuild or restore shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

     In the event that any portion of the Premises is destroyed or damaged by uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this Lease shall remain in full force and effect, and the party having made such election to restore and repair shall thereafter diligently proceed with such repairs and/or restoration.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the California Civil Code.

     19.  Condemnation.
          ------------

          (a) For the purposes of this Paragraph 19, the term (i) "Taking" means a taking the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, public utility, person or corporate entity empowered to condemn property; (ii) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for uses herein specified; provided, however, that in no event shall the taking of Less than twenty percent (20%) of the Premises be considered a Total Taking; (iii) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (iv) "Date of Taking" means the date upon which the title of the Premises or a portion thereof, passes to and vests in the condemnor, or the effective date of any order for possession if issued prior to the date title vests in the condemnor;
(v) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

          (b) The parties agree that in the event of a Taking all rights between them in and to an Award shall be set forth herein and Tenant shall have no right to any Award except as set forth herein.

          (c) In the event of a Total Taking during the term hereof (i) the rights of Tenant under the Lease and the Leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date of Taking; (ii) Landlord shall refund to Tenant any prepaid rent; (iii) Tenant shall pay the Landlord any rent or charges due Landlord under the Lease, each prorated as of the date of Taking; (iv) Tenant shall receive from the Landlord those portions of the Award specifically identified as payment for trade fixtures of Tenant and for moving expenses of Tenant; and (v) the remainder of the Award shall be paid to and be the property of Landlord.

          (d) In the event of a Partial Taking during the term hereof (i) the rights of Tenant under the Lease, and the leasehold estate of Tenant in and to the portion of the

Premises taken shall cease and terminate as of the Date of Taking; (ii) from and after the Date of Taking, the monthly installment of rent shall be an amount equal to the product obtained by multiplying the monthly installment of rent immediately prior to the Taking by the quotient obtained by dividing the square footage of the Premises after the Taking by the square footage of the Premises prior to the Taking; (iii) Tenant shall receive from the Award the portions of the Award specifically identified as payment for trade fixtures of Tenant; and
(iv) the remainder of the Award shall be paid to and be the property of Landlord.

     20.  Mechanics' Liens. Tenant shall (a) pay for all labor and services
          ----------------
performed for, and materials used by or furnished to, Tenant, or any contractor employed by Tenant, with respect to the Premises, and (b) indemnify, defend and hold Landlord and the Premises harmless and free from any liens, claims, demands, encumbrances, or judgments created or suffered by reason of any Labor or services performed for, or materials used by or furnished to, Tenant or any contractor or employees of Tenant with respect to the Premises, and (c) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and (d) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

     21.  Inspection of the Premises. Tenant shall permit Landlord and its
          --------------------------
agents to enter the Premises at any reasonable time for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs, and at any time within ninety (90) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs.

     22.  Compliance With Laws. Tenant shall, at its own cost, comply with all
          --------------------
of the requirements of all municipal, county, state and federal authority now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal statutes or ordinances now in force or which may hereafter be in force. The judgment of any court of competant jurisdiction or the admission of Tenant in any action of proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

     23.  Hazardous Materials. Landlord makes the following representations to
          -------------------
Tenant, each of which is made to the best of Landlord's knowledge as of the date of the Lease and as of the Commencement Date and is subject to and qualified by all information and disclosures made to Tenant by Landlord or obtained by Tenant from other sources prior to the date of the Lease.

          (a) The soil and ground water in, under, on or about the Parcel does not contain Hazardous Materials (as defined below) in the amounts which violate any Hazardous Materials Laws to the extent that any federal, state or local governmental entity could require Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

          (b) No Litigation has been brought or threatened, nor any settlement reached with the federal, estate or local government entity or private party, concerning the actual or alleged presence of Hazardous Materials in, under, on or about the Parcel or any disposal, release, or threatened release of Hazardous Materials in or about the Parcel.

     (c) During the time that Landlord has owned the Project, Landlord has received no notice of (i) any violation, or alleged violation, of any Hazardous Material Law that has not been corrected to the satisfaction of the appropriate authority, (ii) any pending claims relating to the presence of Hazardous Material on the Parcel, or (iii) any pending investigation by any government agency concerning the Parcel relating to Hazardous Materials.

To the extent caused by Tenant or Tenant's employees, agents or contractors, Tenant agrees to indemnify Landlord, defend with counsel acceptable to Landlord, and hold Landlord harmless from and against any claims (including real and personal property damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interests or losses, attorneys' fees, including any fees and expenses incurred in enforcing this indemnity from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials whether into the air, soil, surface water or ground water at the Parcel, or any other violation of any Hazardous Materials Laws.

To the extent caused by Landlord or Landlord's employees, agents or contractors, Landlord agrees to indemnify Tenant, defend with counsel acceptable to Tenant, and hold Tenant harmless from and against any claims (including real and personal property damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interests or losses, attorneys' fees, including any fees and expenses incurred in enforcing this indemnity from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials whether into the air, soil, surface water or ground water at the Parcel, or any other violation of any Hazardous Materials Laws.

     24.  Subordination.
          -------------

          (a) At the option of Landlord, the rights of Tenant under this Lease shall be subject and subordinate to any mortgage or deed to trust which is or may hereafter be placed upon the Premises, or any part thereof, by Landlord.

          (b) Tenant shall, upon Landlord's request, promptly execute any reasonable instrument (including an amendment to this Lease) or instruments of subordination necessary to subordinate this Lease to any mortgage or deed of trust now or hereafter placed upon the Premises, or any part thereof, by Landlord in accordance with Paragraph 24 (a) above. Tenant agrees to recognize any mortgagee or beneficiary of the deed of trust subsequently encumbering the Premises and any party acquiring title to the Premises by judicial foreclosure or a tustee's sale, as a successor to Landlord hereunder. If Tenant is required to sign a subordination agreement, the Lender will provide Tenant with a non-disturbance agreement at the time upon execution of the subordination agreement.

     24.  Holding Over. This Lease shall terminate without further notice at the
          ------- ----
expiration of the Lease term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the express written consent of Landlord shall be construed to be a tenancy from month to month, at the monthly rent for the last month of the Lease term, and shall otherwise be on the terms and conditions herein specified insofar as applicable, unless otherwise mutually agreed upon.

     26.  Notices. Any notice required or desired to be given under this Lease
          -------
shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when forty-eight (48) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this part. At the date of execution of this Lease, the address of Landlord is:

               DELL ENTERPRISES
               ----------------
               1500 DELL AVENUE
               ----------------
               CAMPBELL, CALIFORNIA 95008
               --------------------------

and the address of Tenant is:

               DIGITAL VIDEO SYSTEMS, INC.
               --------------------------
               160 KNOWLES DRIVE,
               ------------------
               LOS GATOS, CALIFORNIA 95030
               ----------------------------

     27.  Late Charges. If any rent is not received by Landlord within ten (10)
          ------------
days after rent is due, Tenant shall pay to Landlord a late charge of EIGHTEEN
                                                                      --------
HUNDRED EIGHTY ONE AND 28/100 Dollars ($1821.28) as liquidated damages, in lieu
------- ------ --- --- ------         ----------
of actual damages and attorney fees and costs. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment in Rent (other than interest and attorney fees and costs). Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

     28.  Attorney's Fees. In the event either party shall bring any action or
          ---------------
legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, to terminate the tenancy of the Premises, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury.

     30.  Entire Agreement.  This Lease shall constitute the sole and entire
          ------ ---------
agreement of the parties hereto with respect to the leasing of the Premises. No modification of this Lease shall be effective for any purpose unless signed in writing by both parties hereto.

     31.  Successors.  The covenants and agreements contained in this Lease
          ----------
shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

     32.  Mortgagee Protection.  In the event of any default on the part of
          --------- ----------
Landlord, Tenant will allow beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

     33.  Landlord Loan or Sale.  Tenant agrees promptly following request by
          -------- ---- -- ----
Landlord (a) to execute and deliver to Landlord any documents, including estoppel certificates, presented to Tenant by Landlord (i) certifying whether or not this Lease has been modified and is in full force and effect, and stating the date to which the rent and other charges are paid in advance, if at all,
(ii) stating whether or not there are, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and (iii) evidencing the status of the Lease as may be required either by a Lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord; and (b) to deliver to Landlord the current financial statements of Tenant, including a balance sheet and profit and loss statement, for the then current fiscal year and the two (2) immediately prior fiscal years, all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate promptly following such request shall be an Event of Default under this Lease.

     34.  Surrender of Lease not Merger.  The voluntary or other surrender of
          --------- -- ----- --- ------
this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases, or operate as an assignment to Landlord of all or any such subleases.

     35.  Waiver.  The waiver of Landlord or Tenant of any breach of any term,
          ------
covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

     36.  General.
          -------
          (a) The paragraph headings used in this Lease are for purposes of convenience only, and shall not be construed to limit or amplify the meaning of any part of this Lease.

          (b) The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided, that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding upon each Landlord, and its heirs, personal representatives, successors and assigns, only during its respective period of ownership.

          (c) Any executed copy of this Agreement shall be deemed an original for all purposes.

          (d) Time is of the essence for the performance of each term, covenant and condition of this Lease.

          (e) In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

          (f) If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

          (g) Tenant agrees to execute any amendments required by a Lender to enable Landlord to obtain permanent financing so long as Tenant's rights hereunder are not substantially affected or its obligations not substantially increased.

     37.  Signs.  Tenant shall not place or permit to be placed any sign or
          -----
decoration on the exterior of the Building, or elsewhere on the Parcel, without the prior written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the Parcel or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. Upon termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or the Building, and shall repair any damage caused by the installation or removal of such sign. Tenant shall be permitted to use the existing street monument and the building sign, to place its company signs upon.

     38.  Interest on Past Due Obligations. Any amount due to Landlord hereunder
          -------- -- ---- --- -----------
not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     39.  Surrender of the Premises. On the last day of the term hereof, or on
          --------- -- --- --------
sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in the condition existing as of the Commencement Date of this Lease, reasonable wear and tear expected, with all originally painted interior walls washed, or repainted if marked or damaged, and all other interior walls cleaned and repaired, all carpets shampooed and cleaned, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. If the Premises are not so surrendered at the termination of this Lease, Tenant shall idemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     40.  Authority. The undersigned parties hereby warrant that they have
          ---------
proper authority and are empowered to execute this Lease on behalf of the Landlord and Tenant, respectively.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.





LANDLORD:                                    TENANT:
DELL ENTERPRISES                             DIGITAL VIDEO SYSTEMS, INC.
A California Limited Partnership             A California Corporation

By [SIGNATURE ILLEGIBLE]                     By  [SIGNATURE ILLEGIBLE]
  ---------------------------------            -----------------------------
Title GENERAL PARTNER                        Title PRESIDENT
     ------------------------------               --------------------------
Date  9/8/97                                 Date  9/8/97
    -------------------------------              ---------------------------

FIRST ADDENDUM TO LEASE DATED AUGUST 29, 1997, BY AND BETWEEN DELL ENTERPRISES (LANDLORD) AND DIGITAL VIDEO SYSTEMS, INC. (TENANT) FOR PREMISES AT 160 KNOWLES DRIVE, LOS GATOS, CALIFORNIA.

The following Items are additional terms and conditions to be incorporated in the above referenced lease document.

1.   RENT.
     Rent for months 01-12 shall be $37,625.60 NNN per month.
     Rent for months 13-24 shall be $38,801.40 NNN per month.
     Rent for months 25-36 shall be $39,977.20 NNN per month.
     Any partial month of occupancy, will be pro-rated by adjusting the rent for the second month of occupancy.
     The above stated rent is a net rental, including, maintenance of exterior walls, roof and parking lot foundation, but excluding real property taxes, insurance, repair, maintenance and utilities, of the "Common Area" and Premises. Tenant shall pay to Landlord as additional rent its pro-rata share of taxes, insurance, utilities, and repair and maintenance of the "Common Area" and Premises.

2.   COMMENCEMENT.
     Commencement shall be on or after October 1, 1997, or as soon thereafter that the Premises are available for occupancy. If occupancy is delayed beyond January 1, 1998, Tenant shall have the right to terminate this Lease.

3.   FIRST MONTH RENT.
     Tenant shall pay to Landlord first month's rent in the amount of $37,625.60 with the execution of this Lease.

2.   TENANT IMPROVEMENTS.
     Landlord shall paint the interior of the premises as needed, shampoo the existing carpet and clean/polish all vinyl tile areas.

3.   CONDITION OF PREMISES.
     Prior to Lease commencement, Landlord at Landlord's sole cost and expense shall deliver the Premises to Tenant in good condition and repair, including but not limited to, roof, electrical, plumbing, mechanical systems and parking lot. If during the initial sixty (60) days of Tenant's occupancy a problem relative to the condition of the above mentioned items is discovered Tenant shall provide Landlord with written notification of said problem and Landlord, at Landlord's sole cost, shall repair said problem.

4.   EARLY ACCESS.
     Provided Tenant does not interfere with Landlord's tenant improvement work, Landlord grants Tenant the right to access the Premises for one (1) week preceding the commencement date in order to prepare the Premises for Tenant's occupancy. During this early access period Tenant shall not be obligated to pay base rent or triple net expenses.

5.   OPTION TO RENEW.
     Tenant shall have the right to renew this Lease for one (1) three (3) year period. Rent for said period shall be at fair market rental for comparable space in the

     Page Two
     First Addendum to Lease dated August 29, 1997, by and between Dell Enterprises and Digital Video Systems, Inc.

     immediate vicinity of the Premises.
     Tenant shall notify Landlord in writing, of its intent to renew this Lease, not less than one hundred and eighty (180) days before the expiration of this Lease. Landlord shall respond within five (5) days, and provide Tenant with a market rent for the renewal period of the option. If Tenant elects to not exercise the option to renew Tenant shall provide Landlord with written notice within five (5) days of Landlord's notice stating its intent to not exercise the option.

6.   RIGHT OF FIRST REFUSAL.
     Tenant shall have the right of first refusal on any available space at either 140 or 150 Knowles Drive, subject only to first right of refusal previously given to other Tenants. If the above Premises become available for lease, Landlord shall notify Tenant and offer a term and market rent for such space. Tenant shall respond in writing within five (5) business days to accept or reject said offer.

7.   CONDITION OF PREMISES.
     Landlord makes the following representations to Tenant, each of which are made to the best of Landlord's knowledge as of the date of the Lease that the Premises are in compliance with applicable federal, state and local statutes, ordinances and regulations, including, jurisdictional requirements of the Americans with Disabilities Act, and no notices of any violations have been filed or are pending.

8.   SUBLEASING/ASSIGNMENT.
     Tenant shall have the right to sublease/assign all or any portion of its premises during the term of the Lease to a qualified Tenant or Tenants, subject to Landlord's approval which shall not be unreasonably withheld or delayed. No response within five (5) days shall be deemed as Landlord's approval. Any profits generated from said subleasing or assignment shall be allotted 50%/50% Tenant and Landlord after Tenant recovers all costs associated with subleasing. Notwithstanding the foregoing, Tenant may, with Landlord's consent (i) sell or transfer, including by consolidation, merger or reorganization, a majority of the voting stack of Tenant, in a single transaction or a series of related transactions, (ii) assign its interest in the Lease or sublet the Premises, or a portion thereof to a subsidiary, affiliate division or corporation controlled by or under common control of Tenant, or to a purchaser of substantially all of Tenant assets, provided however, that the new entity must have a net worth comparable or greater to Tenant, at the time of Lease execution.

LANDLORD:                                         TENANT:
DELL ENTERPRISES                                  DIGITAL VIDEO SYSTEMS, INC.

By [SIGNATURE ILLEGIBLE]                          By [SIGNATURE ILLEGIBLE]
  --------------------------                        ----------------------------
Title General Partner                             Title President
     -----------------------                           -------------------------
Date 9/8/97                                       Date 9/5/97
    ------------------------                          --------------------------